Electronically Filed
2/20/2025 12:24 PM
Steven D. Grierson
CLERK OF THE COURT

NTSO
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al., Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **NOTICE OF ENTRY OF ORDER SETTING CONTINUED HEARING ON MERGER TRANSACTION** DATE: February 28, 2025 TIME: 9:00 a.m.

PLEASE TAKE NOTICE that an *Order Setting Continued Hearing on Merger Transaction,* a copy of which is attached hereto, was entered in the above-captioned case on the 20th day of February 2025.

Dated this 20th day of February 2025.

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

CERTIFICATE OF SERVICE

I hereby certify that the foregoing **NOTICE OF ENTRY OF ORDER SETTING CONTINUED HEARING ON MERGER TRANSACTION** was submitted electronically for filing and/or service with the Eighth Judicial District Court on February 20, 2025. Electronic service of the foregoing document shall be made in accordance with the E-Service List:[1]

CHAD F. CLEMENT
Nevada Bar No. 12192
ALEXANDER K. CALAWAY
Nevada Bar No. 15188
MARQUIS AURBACH
10001 Park Run Drive
Las Vegas, Nevada 89145
Tel: (702) 382-0711
Fax: (702) 382-5816
Email: clement@maclaw.com
acalaway@maclaw.com

Attorneys for Plaintiffs

BRETT O. WHIPPLE
Nevada Bar No. 6168
JUSTICE LAW CENTER
1100 S. Tenth Street
Las Vegas, Nevada 89104
Email: civil@justice-law-center.com

Attorneys for Frank Benintendo

BRIAN A. HERMAN (Pro Hac Vice Forthcoming)
MORGAN, LEWIS, & BOCKIUS LLP
101 Park Avenue
New York, New York 10178-0060
Telephone: (212) 309-6000
Facsimile: (212) 309-6001
Email:brian.herman@morganlewis.com

Attorneys for Defendant David Reichman

DAVID A. CARROLL
Nevada Bar No. 7643
ANTHONY J. DIRAIMONDO
Nevada Bar No. 10875
ROBERT E. OPDYKE
Nevada Bar No. 12841
RICE REUTHER SULLIVAN & CARROLL, LLP
3800 Howard Hughes Parkway, Suite 1200
Las Vegas, Nevada 89169
Telephone: (702) 732-9099
Facsimile: (702) 732-7110
Email: dcarroll@rrsc-law.com
adiraimondo@rrsc-law.com
ropdyke@rrsc-law.com

Attorneys for Defendant David Reichman

[1] Pursuant to Administrative Order 14-2, dated May 9, 2014, service by electronic means is mandatory in the Eighth Judicial District Court. Further, pursuant to EDCR 8.05(a), each party who submits an E-Filed document through the E-Filing System consents to electronic service in accordance with NRCP 5(b)(2)(D); and, pursuant to EDCR 8.05(d), users who register with the electronic filing system are deemed to consent to receive service electronically.

DANIEL R. MCNUTT
Nevada Bar No. 7815
MATTHEW C. WOLF
Nevada Bar No. 10801
MARK D. HESIAK
Nevada Bar No. 12397
MCNUTT LAW FIRM, P.C.11441
Allerton Park Drive, Suite 100
Las Vegas, Nevada 89135
Tel: 702-384-1170
Email: drm@mcnuttlawfirm.com
mcw@mcnuttlawfirm.com
mdh@mcnuttlawfirm.com

Attorneys for Defendant Kathy Griffin

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Avenue
Staten Island, NY 10314
Pro Se Defendant

/s/ Shelby Harmer
An employee of
GARMAN TURNER GORDON LLP

Electronically Filed
02/20/2025 11:54 AM
CLERK OF THE COURT

ORDR

GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., et al.

Plaintiffs,

vs.

DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive,

Defendants,

GLOBAL TECH INDUSTRIES GROUP, INC.,

Nominal Defendant.

CASE NO.: A-24-896359-B
DEPT NO.: XVI

ORDER SETTING CONTINUED HEARING ON MERGER TRANSACTION

DATE: **February 28, 2025**
TIME: **9:00 a.m.**
PLACE: **Regional Justice Center, Courtroom 16C 200 Lewis Avenue, Las Vegas, NV 89101**

The Court scheduled a hearing in the above-captioned case on February 19, 2025, at 9:05 a.m. regarding the Receiver's Motion to Approve Agreement and Plan of Merger and Reorganization ("Motion") by and between Global Tech Industries Group, Inc. and Aiversity, LLC. Due to an incident in the Courtroom, the Zoom link for the hearing was terminated and after commencing the hearing, the Court rescheduled the hearing. Therefore, with good cause appearing,

IT IS HEREBY ORDERED that the hearing on the Motion is continued to **February 28,**

2025, at 9:00 a.m. at the Regional Justice Center, Courtroom 16C located at 200 Lewis Avenue, Las Vegas, NV 89101. Interested parties may appear by Zoom by using the following Meeting ID: 837 3096 5868 and Passcode: 551366 or by using the following link: https://clarkcountycourts-us.zoom.us/j/83730965868?pwd=R8yP1ltMiXjLFdjK3cZWbgayTChuVb.1 .

IT IS FURTHER ORDERED that at the continued hearing on the Motion, counsel for the Receiver shall summarize for the Court all formal and informal objections that the Receiver has received as of the date of the hearing and present the Receiver's responses to those objections. After the Receiver's presentation, counsel or record shareholders in attendance at the hearing who filed timely opposition to the Motion in accordance with the Court's January 31, 2025 Order in this case shall make their presentations, after which, the Receiver shall be given the opportunity to reply to those arguments.

IT IS FURTHER ORDERED after the presentation of the Receiver's counsel and the arguments of counsel who timely filed written objections to the Motion, the Court may entertain oral objections from record shareholders participating telephonic only [no video] to approval of the Motion, the substance of which were not previously raised or addressed at the continued February 28, 2025 hearing by counsel to the Court. Any such objections should be concisely stated to the Court. The Court will direct whether further argument will be entertained with respect to any such objections.

IT IS FURTHER ORDERED that the Receiver shall at a minimum provide the substance of this Order in a notice (i) in the form of an 8k filed with the Securities and Exchange Commission on its electronic filing system (EDGAR), (ii) via X on the Receiver's X account for GTII, and (iii) by any additional means the Receiver determines on or before February 20, 2025. The Court finds, that in view of the costs to serve the sizable shareholder base under the

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Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

circumstances such notice is calculated, reasonable and sufficient under the circumstances of this receivership case to afford due process to any affected interested parties.

IT IS SO ORDERED.

Dated this 20th day of February, 2025

DISTRICT COURT JUDGE LB

BB3 1D5 7840 5041
Timothy C. Williams
District Court Judge

Respectfully submitted:

GARMAN TURNER GORDON LLP

/s/ William M. Noall
WILLIAM M. NOALL
Nevada Bar No. 3549
DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Counsel for Receiver Paul Strickland

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 2/20/2025

Anthony DiRaimondo	adiraimondo@rrsc-law.com
David Carroll	dcarroll@rrsc-law.com
Dylan Ciciliano	dciciliano@gtg.legal
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Tyson Hafen	tehafen@duanemorris.com
Robert Opdyke	ropdyke@rrsc-law.com
Lisa Heller	lah@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com
Jeanne Metzger	jeannem@justice-law-center.com

Alexander Calaway	acalaway@maclaw.com
Tonya Binns	tbinns@gtg.legal
Lennie Fraga	lfraga@maclaw.com
Bret Whipple	admin@justice-law-center.com
Danielle Charlet	BKnotices@gtg.legal
Stephen Sutro	SHSutro@duanemorris.com
Suzanne Fogarty	srfogarty@duanemorris.com
Janice Reeder	jrreeder@duanemorris.com
Karen Tantay	ktantay@rrsc-law.com
Bret Whipple	civil@justice-law-center.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Shelby Harmer	sharmer@gtg.legal
William Noall	wnoall@gtg.legal
Brian Herman	brian.herman@morganlewis.com